UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2015

iHookup Social, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-52917	98-0546715
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

125 E. Campbell Avenue
Campbell, California 95008

(Address of principal executive offices)

(855) 473-7476

(Registrant’s telephone number, including area code)

f/k/a Titan Iron Ore Corp.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01                      Other Events

On April 13, 2015, iHookup Social, Inc. (the “Company”) issued a press release announcing its financial status with respect to its share price, its current ranking among applications in the Apple iTunes store and its plans for development of a new brand of the Company’s app, “iHookup Social 2.0”.  The Company is furnishing herewith a copy of the press release issued on April 13, 2015.

Item 9.01                      Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description
99.1	Press Release of iHookup Social, Inc. dated April 13, 2015.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 17, 2015

iHookup Social, Inc.

By:	/s/Robert A. Rositano Jr.
Robert A. Rositano Jr.
Chief Executive Officer

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